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Wachovia Corporate Services, Inc.
Southeast Corporate Division
1401 Main Street
Columbia, South Carolina 29226



                                    June 24, 1996



KEMET Corporation
2835 Kemet Way
Simpsonville, South Carolina 29681

Attention: Chief Financial Officer

     Re: $10,000,000 Advance made to KEMET Corporation by Wachovia
         Bank of South Carolina, N.A on June 17, 1996

Gentlemen:

     Please refer to (i) that certain Credit Agreement dated as of February 24, 1995 (the "Credit Agreement") among KEMET
Corporation (the "Borrower"), the Banks listed therein and Wachovia Bank of Georgia N.A, as Agent (the "Agent"), and (ii) that certain Master Note dated June 17, 1996 (the "Master Note") executed by the Borrower in the principal amount of $10,000,000, payable to the order of Wachovia Bank of South Carolina N.A.
(the "Lender").

     In response to one or more Competitive Bid Invitations received by the Lender from the Agent, each dated June 14, 1996, delivered pursuant to Section 2.03 of the Credit Agreement, the Lender submitted to the Agent a Money Market Quote (the "Quote") dated June 17, 1996, containing an offer to make a Money Market
Loan to the Borrower on June 17, 1996 in the minimum principal amount of S5,000,000 and in the maximum principal amount of $15,000,000, at an interest rate of 5.71% for an Interest Period ending July 17, 1996. Subsequent to the receipt by the Agent from the Lender of the Quote, the Lender made to the Borrower on June 17, 1996 an advance (the "Advance") in the principal amount of $10,000,000, with an interest rate equal to 5.71% per annum, maturing in its entirety on July 17,1996.

     By execution ofthis letter in the spaces provided below, the Lender and the Borrower agree, and by its execution in the space provided below, the Agent acknowledges, that the Advance was intended to be made pursuant to, and was in fact made pursuant to, the Master Note and not the Credit Agreement. Therefore, the Advance is not a Money Market Loan under the Credit Agreement.
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KEMET Corporation
June 24, 1996
Page 2

     Please sign the two additional copies of this letter enclosed in the space provided below, and return the same to the attention of the undersigned (keeping the original of this letter for your files).

                         Very truly yours,

                         WACHOVIA BANK OF SOUTH CAROLINA, NA

                         By:/S/ Suzanne Morrison
                            _______________________________________
                         Title: Banking Officer

Agreed to on June 24, 1996:

KEMET CORPORATION

By: /S/ J.J. Jerozal
     __________________________

Title: CFO & Treasurer

Acknowledged on June 24, 1996:

WACHOVIA BANK OF GEORGIA, N.A.
as Agent

By: /S/ Mark D. Abrahm
    __________________________

Title: Vice President